SUPPLEMENT DATED APRIL 30, 2004

TO

PROSPECTUS DATED APRIL 30, 2004

FOR

SUN LIFE LARGE CASE VUL

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

The Van Kampen UIF Mid Cap Growth Portfolio, Van Kampen LIT Comstock Portfolio, Van Kampen LIT Emerging Growth Portfolio and Van Kampen LIT Growth and Income Portfolio are not currently available as investment options.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.